10.1 Form of Debt Conversion Agreement

WILLING HOLDING, INC. DEBT CONVERSION AGREEMENT

ALL WILLING HOLDING, INC. DEBT IS CONVERTED AT THE RATE OR $.6624 PER SHARE

Name of Debt Holder

$ 000,000.00 OF DEBT IS CONVERTED INTO X,XXX SHARES OF CLASS A COMMON STOCK

THE COMMON STOCK BEING ISSUED FOR DEBT CONVERSION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THE COMMON STOCK MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE COMMON STOCK UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

DEBT CONVERSION AGREEMENT

DEBT CONVERSION AGREEMENT (the "Agreement") between Willing Holding, Inc.  a Florida corporation (the "Company"), and the debt holder  identified on the signature page hereto (Name of Debt Holder and “DH”).

BACKGROUND

1.             REPRESENTATIONS AND WARRANTIES.
Debt Holder (“DH”) hereby represents and warrants that:

(a)           DH has such knowledge and experience in financial and business matters that DH is capable of evaluating the merits and risks of the prospective investment in the Company and of protecting his own interests in connection therewith;

(b)           DH can bear the economic risk of losing DH's entire investment;

(c)           DH 's overall commitment to investments which are not readily marketable is not disproportionate to DH 's net worth, DH's investment in the Common Stock will not cause such overall commitment to become excessive, and the investment is suitable for DH when viewed in light of DH's other securities holdings and DH 's financial situation and needs;

(d)           DH has adequate means of providing for DH's current needs and personal contingencies;

(e)           DH recognizes that the Company is in its development stage with respect to its business plan, and DH has evaluated and fully understands all risks in DH's decision to exchange debt for  Common Stock hereunder, including, without limitation, the Risk Factors set forth on Exhibit “A” attached hereto;

(f)           DH understands the business in which the Company is engaged;

(g)           DH is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D under the Securities Act of 1993, as amended (the "Securities Act"), which definition is set forth on Exhibit "B" attached hereto.  DH represents and warrants that all the information contained in Exhibit C, Investor Questionnaire, is accurate in all material respects.

2.             DH'S REPRESENTATIONS AND WARRANTIES.

DH represents and warrants that:

(a)           DH has received, has carefully read and understands the Company's Business Plan;

(b)           DH has been furnished with all additional documents and information which DH has requested;

(c)           DH has had the opportunity to ask questions of and received answers from the Company concerning the Company, and the Common Stock and to obtain any additional information necessary to verify the accuracy of the information furnished;

(d)           DH has relied only on the foregoing information and documents in determining to make this subscription;

(e)           The Business Plan and other information furnished by the Company do not constitute investment, accounting, legal or tax advice and DH is relying on professional advisers for such advice;

(f)           All documents, records and books pertaining to DH's investment have been made available for inspection by DH and by DH's attorney, and/or DH's accountant and/or DH's DH representative, and the relevant books and records of the Company will be available upon reasonable notice, for inspection by investors during reasonable business hours at the Company's principal place of business;

(g)           DH and DH's advisors (which advisors do not include the Company or its principals, representatives or counsel) have such knowledge and experience in legal, financial and business matters as to be capable of evaluating the merits and risks of investing in the Company and of making an informed investment decision;

(h)           DH understands, acknowledges and agrees that the Company is relying solely upon the representations and warranties made herein in determining to exchange DH’s debt into the Common Stock

(i)           The DH understands the meaning and legal consequences of the foregoing representations and warranties.  The DH certifies that each of the foregoing representations and warranties is true and correct as of the date hereof and shall survive the execution hereof and the conversion of the debt into the Common Stock.

3.            CONVERSION IRREVOCABLE BY DH BUT SUBJECT TO
ACCEPTANCE OR REJECTION BY THE COMPANY.

(a)           This Debt Conversion  Agreement is not, and shall not be, revocable by DH.

4.             INDEMNIFICATION AND HOLD HARMLESS.

DH agrees that if the DH breaches any agreement, representation or warranty the DH has made in this Debt Conversion  Agreement, DH agrees to indemnify and hold harmless the Company and its directors, officers, employees, shareholders, financial advisors, attorneys and accountants against any claim, liability, loss, damage or expense (including, without limitation, attorneys' fees and other costs of investigating and litigating claims) caused, directly or indirectly, by the DH's breach.

7.            MISCELLANEOUS.

(a)           THIS DEBT CONVERSION AGREEMENT IS MADE UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED SOLELY THEREIN, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

(b)           Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.  Notices to the Company shall be addressed to Thomas L. DiStefano III,   Chairman, Willing Holding, Inc., 3 Centerview Drive, Suite 240, Greensboro, North Carolina 27407.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Conversion of Debt Agreement on August _____,  2009.

DH $000,000.00 for X,XXX shares of Class A Common Stock

______________________________________________
Name of Debt Holder

Accepted By:	______________________________________
Thomas L. DiStefano III
Chairman/CEO

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